Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
May 31, 1999



Expected B Maturity 7/15/2003


Blended Coupon 5.7889%


Excess Protection Level
3 Month Average   6.61%
May, 1999   7.71%
April, 1999   5.26%
March, 1999   6.86%


Cash Yield19.45%


Investor Charge Offs 4.88%


Base Rate 6.86%


Over 30 Day Delinquency 4.89%


Seller's Interest 6.97%


Total Payment Rate14.69%


Total Principal Balance$41,914,776,221.36


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$2,922,256,702.87